Exhibit 10.8

	Axtion Foods, Inc. 4025 Camino Del Rio South Suite 300 San Diego, CA 92108 (760) 436-3124 fax (619) 236-8182	Purchase Order	203
			INVOICE

	Manufacturer
	Name Accurate Box Company Attn: Dennis Perugino	Date	3/20/02
	Address 86 Fifth Avenue	Order No.
	City Patterson State NJ Zip	Rep
	Phone	FOB

			TOTAL
	Axtion Food Bars Display	20,000 x 0.575
	25% down with PO	25% of $11,500	$2,875.00
	24pt. CCNB, printed 8 Colors (2 Versions-8,000 Race Cakes Bars Displays -12,000 Action Food Bars Displays)
	One time Charges
	Axtion Food Bar - 5 printing plates; each $250	6 x $250	$1,500.00
	Race Cakes Bar - 4 printing plates; each $500	4 x $500	$2,000.00
	Terms: All one time charges plus 25% down with PO; Balance TO BE PAID UPON DATE OF EACH SHIPMENT; Boxes released over 45 days
	Shipping Instructions: Please ship consignment to: Protein Research (attn: Daniel Aarons) 2353 Industrial Parkway West Hayward CA 94545-5005

	Payment Details	Subtotal	$6,375.00
		Shipping & Handling	FOB
	/ / Cash
	/x/ Check	TOTAL	$6,375.00
	/ / Credit Card
Name	Axtion Foods Inc.	Office Use Only
CC#		Delivery on or about 4/20/02
Expires		COD CHECK
Thank You and Good Health!